LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

COLLECTION PERIOD:                       OCTOBER 1-31, 2004              PAYMENT DATE:    NOV 15 2004
DETERMINATION DATE:                      NOV 05 2004                     REPORT BRANCH:   2042
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                                                                                                                        OVERCOLLAT-
INITIAL DEAL                                  TOTAL        CLASS A-1       CLASS A-2       CLASS A-3       CLASS A-4    ERALIZATION
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Class Percentages                                100.00%         16.46%           39.20%         22.74%         19.60%         2.00%
Initial Pool Balance                      224,144,683.55  36,903,180.70    87,864,715.95  50,961,535.25  43,932,357.98  4,482,893.67
Prefunding                                 30,957,357.27   5,096,819.30    12,135,284.05   7,038,464.75   6,067,642.02    619,147.15
Total Balance                             255,102,040.82  42,000,000.00   100,000,000.00  58,000,000.00  50,000,000.00  5,102,040.82
Note Balance Total                        250,000,000.00  42,000,000.00   100,000,000.00  58,000,000.00  50,000,000.00
Number of Contracts                               12,318
Class Pass Through Rates                                       1.57625%            2.65%           3.46%         4.05%
Servicing Fee Rate                              1.75000%
Indenture Trustee Fee                           0.00300%
Custodian Fee                                   0.02000%
Backup Servicer Fee                             0.02000%
Insurance Premium Fee                           0.29000%
Demand Note Rate                                6.00000%

Initial Weighted Average APR                     10.042%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                      0.000%
Initial Weighted Average Adjusted APR
 (net of Monthly Dealer Participation)
 of Remaining Portfolio                          10.042%
Initial Weighted Average Remaining Term            65.00
Initial Weighted Average Original Term             68.00
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CURRENT MONTH CERTIFICATE                                                                                                OVERCOLLAT-
     BALANCES                                  TOTAL         CLASS A-1       CLASS A-2        CLASS A-3      CLASS A-4   ERALIZATION
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BOP:
Prior Month Pool Balance                   232,239,814.05   19,137,773.22  100,000,000.00  58,000,000.00 50,000,000.00  5,102,040.82
Prefunding Pool Balance                              0.00            0.00            0.00           0.00         0.00          0.00
Total Pool Balance                         232,239,814.05   19,137,773.22  100,000,000.00  58,000,000.00 50,000,000.00  5,102,040.82
Total Note Balance                         224,108,813.67   16,108,813.67  100,000,000.00  58,000,000.00 50,000,000.00

EOP:
Number of Current Month Closed Contracts              317
Number of Reopened Loans                             0.00
Number of Contracts - EOP                          12,935
Pool Balance  -  EOP                       223,850,137.34   10,748,096.51  100,000,000.00  58,000,000.00 50,000,000.00  5,102,040.82
Prefunding Pool Balance                              0.00            0.00            0.00           0.00          0.00         0.00
Total Pool Balance  -  EOP                 223,850,137.34   10,748,096.51  100,000,000.00  58,000,000.00 50,000,000.00  5,102,040.82
Total Note Balance - EOP                   215,054,156.67    7,054,156.67  100,000,000.00  58,000,000.00 50,000,000.00

Class Collateral Pool Factors                  0.86021663      0.16795611      1.00000000     1.00000000    1.00000000

Weighted Average APR of Remaining Portfolio     10.04109%
Weighted Average Monthly Dealer
      Participation Fee Rate                     0.00000%
Weighted Average Adjusted APR
    (net of Monthly Dealer Participation)
     of Remaining Portfolio                     10.04109%
Weighted Average Remaining Term                     61.65
Weighted Average Original Term                      67.86

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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TOTAL DISTRIBUTION AMOUNT                                                                             CONTRACTS
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     Monthly Payments:       Principal                                                    3,648,886.42
                             Interest                                                     1,831,448.57
     Early Payoffs:          Principal Collected                                          4,352,862.71
                             Early Payoff Excess Servicing Compensation                         126.25
                             Early Payoff Principal Net of Rule of 78s Adj.               4,352,736.46             288
                             Interest                                                        40,999.12
     Liquidated Receivable:  Principal Collected                                             24,301.89
                             Liquidated Receivable Excess Servicing Compensation                  0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.         24,301.89              29
                             Interest                                                           150.31
     Purchase Amount:        Principal                                                            0.00               0
                             Interest                                                             0.00
                                          Total Principal                                 8,025,924.77
                                          Total Interest                                  1,872,598.00
                                          Total Principal and Interest                    9,898,522.77
     Recoveries                                                                             150,463.08
     Excess Servicing Compensation                                                              126.25
     Late Fees & Miscellaneous Fees                                                          32,897.65
     Collection Account Customer Cash                                                    10,082,009.75
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                     7,780.42
     Prefunding Account Investment Income                                                        0.00
     Mandatory Special Redemption                                                                0.00
     Negative Carry Amount                                                                       0.00
     Available Funds                                                                    10,089,790.17

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                                                                                      DISTRIBUTION        SHORTFALL / DRAW
DISTRIBUTION                                                                             AMOUNT           DEFICIENCY CLAIM
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                                                                                      10,089,790.17
Monthly Dealer Participation Fee                                        0.67          10,089,789.50            0.00
Prior Unpaid Dealer Participation Fee                                   0.00          10,089,789.50
Servicing Fees:              Current Month Servicing Fee          338,683.06
                             Prior Period Unpaid Servicing Fee          0.00
                             Late Fees & Miscellaneous Fees        32,897.65
                             Excess Servicing Compensation            126.25
                                          Total Servicing Fees:   371,706.96           9,718,082.54            0.00
Indenture Trustee Fee                                                 560.27           9,717,522.27            0.00
Custodian Fee                                                       3,870.66           9,713,651.61            0.00
Backup Servicer Fee                                                 3,870.66           9,709,780.95            0.00
Prior Unpaid Indenture Trustee Fee                                      0.00           9,709,780.95            0.00
Prior Unpaid Custodian Fee                                              0.00           9,709,780.95            0.00
Prior Unpaid Backup Servicer Fee                                        0.00           9,709,780.95            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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DISTRIBUTION CONTINUED                                                    DISTRIBUTION         SHORTFALL / DRAW
                                                                             AMOUNT            DEFICIENCY CLAIM
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Class A-1 Note Interest:     Current Month                      21,864.92     9,687,916.03            0.00
                             Prior Carryover Shortfall               0.00     9,687,916.03
Class A-2 Note Interest:     Current Month                     220,833.33     9,467,082.70            0.00
                             Prior Carryover Shortfall               0.00     9,467,082.70
Class A-3 Note Interest:     Current Month                     167,233.33     9,299,849.37            0.00
                             Prior Carryover Shortfall               0.00     9,299,849.37
Class A-4 Note Interest:     Current Month                     168,750.00     9,131,099.37            0.00
                             Prior Carryover Shortfall               0.00     9,131,099.37
Principal Payment Amount:    Current Month                     258,676.33     8,872,423.04            0.00
                             Prior Carryover Shortfall               0.00     8,872,423.04
Certificate Insurer:         Reimbursement Obligations               0.00     8,872,423.04            0.00
                             Premium                            51,971.93     8,820,451.11            0.00
Demand Note Interest Payment Amount
                             Current Month                      28,698.83     8,791,752.28            0.00
                             Prior Carryover Shortfall               0.00     8,791,752.28            0.00
Demand Note                  Reimbursement                           0.00     8,791,752.28            0.00
Expenses:                    Trust Collateral Agent                  0.00     8,791,752.28            0.00
                             Indenture Trustee                       0.00     8,791,752.28            0.00
                             Backup Servicer                         0.00     8,791,752.28            0.00
                             Custodian                               0.00     8,791,752.28            0.00
Distribution to (from) the Spread Account                    8,791,752.28             0.00

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LIQUIDATED RECEIVABLES
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                                                                                                     Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                           Balance        Units
     BOP Liquidated Receivable Principal Balance     388,053.83        BOP Cram Down loss Balance              0.00          0.00
     Current Month Cram Down Loss                          0.00      Current Month Cram Down Loss              0.00          1.00
     Liquidation Principal Proceeds                  24,301.89
     Principal Loss                                 363,751.94
     Prior Month Cumulative Principal Loss LTD      236,218.78
     Cumulative Principal Loss LTD                  599,970.72          Cumulative Cram Down Loss              0.00          1.00

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STATISTICAL INFORMATION
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                                                               % OF TOTAL POOL
DELINQUENCY STATUS:          # OF CONTRACTS       AMOUNT            BALANCE
     Current                       10,793       191,196,563.41          85.41%
     1-29 Days                      2,003        31,444,594.41          14.05%
     30-59 Days                        83          618,984.27           0.28%
     60-89 Days                        33          468,024.22           0.21%
     90-119 Days                       18           94,338.76           0.04%
     120 Days or More                   5           27,632.27           0.01%
                       Total       12,935       223,850,137.34         100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.43470%      5.25%            NO             7.25%             NO
Cumulative Default Rate             0.47%      3.58%            NO             3.81%             NO
Cumulative Loss Rate                0.13%      1.79%            NO             2.10%             NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                  ERTIFICATE INVENTORY                                            RECOVERY INVENTORY
                                   # OF CONTRACTS      AMOUNT *                                      # OF CONTRACTS        AMOUNT *
Prior Month Inventory                        13      199,250.42            Prior Month Inventory                 1        24,376.75
Repurchased                                   0            0.00                      Repurchased                 0             0.00
Adjusted Prior Month Inventory               13      199,250.42   Adjusted Prior Month Inventory                 1        24,376.75
Current Month Repos                          11      189,607.34             Current Month Repos                 23       368,725.27
Repos Actually Liquidated                    11      171,458.16     Repos from Trust Liquidation                 0             0.00
Repos Liquidated at 60+ or 150+               0            0.00        Repos Actually Liquidated                20       322,071.76
Dealer Payoff                                 0            0.00                    Dealer Payoff                 0             0.00
Redeemed / Cured                              1        7,748.93                 Redeemed / Cured                 0             0.00
Purchased Repos                               0            0.00                  Purchased Repos                 0             0.00
Current Month Inventory                      12      209,650.67          Current Month Inventory                 4        71,030.26
                                   * The Prior Month Inventory reported this month maydiffer due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                             # OF CONTRACTS        AMOUNT
Current Month Balance                  30      388,053.83
Cumulative Balance                     53      664,624.81
Current Month Proceeds                          24,452.20
Cumulative Proceeds                             64,758.37
Current Month Recoveries                       150,463.08
Cumulative Recoveries                          259,093.33

                                        RECEIVABLES LIQUIDATED AT 150 OR             CUMULATIVE RRECEIVABLES
                                        MORE DAYS DELINQUENT, 60 OR MORE             LIQUIDATED AT A 150+ AND 60+:
                                        DAYS PAST THE DATE AVAILABLE FOR SALE
                                        AND BY ELECTION:

                                                  Balance           Units                      Balance         Units
Prior Month                                          0.00               0                         0.00             0
Current Trust Liquidation Balance                    0.00               0                         0.00             0
Current Monthly Principal Payments                   0.00
Cram Down Loss                                       0.00
Reopened Loan Due to NSF                             0.00               0
Current Repurchases                                  0.00               0
Current Recovery Sale Proceeds                       0.00               0
Deficiency Balance of Sold Vehicles                  0.00
EOP                                                  0.00               0                         0.00             0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                          REQUISITE AMOUNT:   3,826,511.30

Initial Deposit                                              3,362,170.25
BOP Balance                                                  3,826,511.30
Subsequent Transfer Required Deposit                                 0.00
Remaining Distribution Amount                                8,791,752.28
Investment Income                                                4,228.39
Current Month Draw                                                   0.00
EOP Balance Prior to Distribution                           12,622,491.97

Spread Account Release Amount                                8,795,980.67

EOP Balance                                                  3,826,511.30

     Class A Principal Payment Amount                        8,795,980.67
     Demand Note Supplemental Interest Payment Amount                0.00
     Class R Certificateholder Distribution                          0.00

           DEMAND NOTE

     Demand Note Initial Balance                             5,043,255.38
     Subsequent Transfer                                       696,511.58
     Demand Note Amount                                      5,739,766.96

     OVERCOLLATERALIZATION AMOUNT                            8,795,980.67

     CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                 18,362,258.93            8.20%

     REQUIRED TOTAL ENHANCEMENT AMOUNT                      22,385,013.73           10.00%

      PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                        30,957,357.27
     BOP Balance                                                     0.00
     Subsequent Transfer                                             0.00
     Investment Income Earned                                        0.00
     Investment Income Deposited to Note Account                     0.00
     Mandatory Special Redemption                                    0.00
     Remaining Prefunding Balance                                                     0.00
     Undistributed Investment Income                                                  0.00
     EOP Balance Before Release to Servicer                                           0.00
     Prefunding Account Balance Released to Servicer                 0.00
     EOP Balance                                                     0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

     CAPITALIZED INTEREST ACCOUNT RECONCILIATION

     Initial Deposit                                           193,560.88
     BOP Balance                                                     0.00
     Current Month Negative Carry                                    0.00
     Investment Income                                               0.00
     EOP Balance Prior to Release                                    0.00
     Capitalized Interest Account Balance Released to Servicer       0.00
     EOP Balance                                                     0.00

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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   CUMULATIVE LOSS:                                     CUMULATIVE GROSS DEFAULT:
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      UP TO MONTH     TRIGGER EVENT   EVENT OF DEFAULT  UP TO MONTH  TRIGGER EVENT   EVENT OF DEFAULT

           3             0.90%            1.15%               3           1.79%            2.08%
           6             1.79%            2.10%               6           3.58%            3.81%
           9             2.24%            2.67%               9           4.26%            4.85%
          12             3.58%            3.81%              12           6.72%            6.92%
          15             4.07%            4.33%              15           7.74%            7.87%
          18             4.89%            5.19%              18           9.78%            9.44%
          21             5.33%            6.06%              21           10.26%          11.02%
          24             5.91%            6.58%              24           10.74%          11.96%
          27             6.29%            7.10%              27           11.43%          12.91%
          30             6.86%            7.61%              30           12.47%          13.84%
          33             7.24%            8.14%              33           13.16%          14.79%
          36             7.62%            8.48%              36           13.85%          15.42%
          39             7.81%            8.65%              39           14.20%          15.73%
          42             8.00%            9.00%              42           14.54%          16.36%
          45             8.00%            9.00%              45           14.54%          16.36%
          48             8.00%            9.00%              48           14.54%          16.36%
          51             8.00%            9.00%              51           14.54%          16.36%
          54             8.00%            9.00%              54           14.54%          16.36%
          57             8.00%            9.00%              57           14.54%          16.36%
          60             8.00%            9.00%              60           14.54%          16.36%
          63             8.00%            9.00%              63           14.54%          16.36%
          66             8.00%            9.00%              66           14.54%          16.36%
          69             8.00%            9.00%              69           14.54%          16.36%
          72             8.00%            9.00%              72           14.54%          16.36%
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AVERAGE DELINQUENCY RATIO:
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Up to Month            Trigger Event  Event of Default
                     12        5.25%           7.25%
                     24        6.25%           8.25%
                     72        7.25%           9.25%
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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of October 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated July 1, 2004.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller